UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2022 (August 8, 2022)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Revolving Credit Facility

On August 8, 2022 (“Effective Date”), SRAX, Inc. (the “Company” or “SRAX”) entered into a senior secured revolving credit facility agreement (the “Credit Agreement”) with an institutional investor (the “Lender”) to initially borrow up to $9,450,000 (“Loan Amount”) in the aggregate from time to time, subject to certain conditions (each a “Revolving Loan”). The Revolving Loan is secured by all the assets of SRAX and is guaranteed by SRAX’s wholly owned subsidiary LD Micro, Inc. (“LD”) (collectively, SRAX and LD are the “Credit Parties”). In addition to the Credit Agreement, SRAX and / or the Credit Parties, as applicable, also entered into a: (i) Revolving Note, (ii) Security Agreements, (iii) Fee Agreement and (iv) Registration Rights Agreement (collectively the “Loan Documents”). As part of the transaction, SRAX also amended and restated Lender’s outstanding warrants to extend the maturity date until September 30, 2023.

Credit Agreement and Revolving Note

On the Effective Date, the Lender advanced $5,580,000 consisting of $4,930,000 in cash and the exchange of the $650,000 bridge note entered into on June 28, 2022, which was previously disclosed on the Company’s Current Report on Form 8-K filed on July 7, 2022 with the Securities and Exchange Commission (“SEC”). Provided that no event of default has occurred under the Loan Documents, upon SRAX becoming current with its filing obligations under the Securities Exchange Act of 1934, as amended, as well as any other obligations of the Nasdaq Global Market, Lender will advance up to an additional $3,870,000. Future Revolving Loan amounts (but not in excess of the Loan Amount) are subject to a borrowing base calculation, with such borrowing base is determined by the value of 100% of the Company’s cash and 70% of the value of its portfolio of securities.

The Revolving Note is initially convertible into shares of SRAX’s Class A Common Stock (“Common Stock”) at a conversion price of $15.00 per share (“Conversion Price”). The Conversion Price is subject to adjustment in the event of stock splits, dividends and fundamental transactions. Moreover, in the event SRAX is deemed to have issued or sold shares of its Common Stock while the Revolving Loan is outstanding at a price equal to or less than $5.00 per share, the conversion price will adjust to such lower applicable price.

The principal balance of each Revolving Loan will reflect an original issue discount of ten percent (10%); provided that beginning on the date that is twelve (12) months from the Effective Date, such original issue discount will increase to twelve percent (12%) in the event the Prime borrowing rate increases to 6.75%. Additionally, on the 12-month anniversary of the origination date of each Revolving Loan, the principal will increase by the ten percent (10%) or twelve percent (12%) pursuant to the calculation in the foregoing sentence. The annual interest rate on each Revolving Loans is eleven and one half percent (11.5%). The Revolving Loans have a maturity date of the earlier of (i) twenty-four (24) months from the Effective Date or (ii) the occurrence of an event of default, as described in the Loan Documents.

Commencing on the first day of each month after the Effective Date (each a “Payment Date”), the outstanding balance of the Revolving Loan will be paid as follows:

a.	With respect to the first, second and third months, 10% of the monthly collections from the sale of securities received by SRAX from its customers during the prior month;

b.	With respect to the fourth, fifth and sixth months, 15% of the monthly collections from the sale of securities received by SRAX from its customers during the prior month; and

c.	With respect to each successive Payment Date, 20% of the monthly collections from the sale of securities received by SRAX from its customers during the prior month.

Additionally, with respect to any Payment Date where the applicable monthly collection from the sale of securities received by SRAX from its customers during the prior month exceeds $2,000,000, SRAX will make an additional payment equal to 30% of any amounts in excess of $2,000,000.

Security Agreements

In order to perfect Lender’s security interest, the Credit Parties entered into: (i) Security Agreements, (ii) Guaranty Agreements, (iii) Pledge Agreements and (iv) Security Account Control Agreements and Deposit Account Control Agreements (collectively “Security Agreements”). The Security Agreements provide for a general lien on all of the Credit Parties’ assets, including each party’s respective intellectual property.

Extension of Warrants

As part of the transactions contemplated by the Loan Documents, the Company additionally agreed to extend the expiration dates of the following outstanding Common Stock purchase warrants held by the Lender or its affiliated entities until September 30, 2023:

(a)	a warrant to purchase 1,363,636 shares of Common Stock issued on June 30, 2020, that was initially disclosed on the Company’s Current Report on Form 8-K filed with the SEC on June 30, 2020;
(b)	a warrant to purchase 166,667 shares of Common Stock issued on November 29, 2018, that was initially disclosed on the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2018; and
(c)	a warrant to purchase 530,027 shares of Common Stock issued on November 29, 2018, that was initially disclosed on the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2018;
(d)	a warrant to purchase 530,028 shares of Common Stock issued on October 27, 2017 that was initially disclosed on the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2017.

Fee Agreement

As consideration for Lender entering into the Loan Documents, Lender will be entitled to receive, in addition to any payment made under the Credit Agreement, 10% of the net proceeds received by SRAX from the sales of securities received during the term of the Revolving Loan.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference herein.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
4.01	Form of Revolving Note
10.01	Form of Credit Agreement
10.02	Form of Guaranty Agreement
10.03	Form of Security Agreement (SRAX)
10.04	Form of Security Agreement (LD Micro)
10.05	Form of Patent Security Agreement
10.06	Form of Trademark Security Agreement
10.07	Form of Pledge and Escrow Agreement
10.08	Form of Registration Rights Agreement
10.09	Form of Fee Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022	SRAX, Inc.

	By:	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
4.01	Form of Revolving Note
10.01	Form of Credit Agreement
10.02	Form of Guaranty Agreement
10.03	Form of Security Agreement (SRAX)
10.04	Form of Security Agreement (LD Micro)
10.05	Form of Patent Security Agreement
10.06	Form of Trademark Security Agreement
10.07	Form of Pledge and Escrow Agreement
10.08	Form of Registration Rights Agreement
10.09	Form of Fee Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document